Note 10 - Business and Credit Concentrations, Major Customers and Geographic Information (Tables)	12 Months Ended
Oct. 31, 2016
Notes Tables
Schedule of Revenue from External Customers and Long-Lived Assets, by Geographical Areas [Table Text Block]
	Years ended October 31,
	2016	2015	2014
United States	$51,379,528	$57,402,020	$65,457,787
Outside the United States	13,236,473	16,166,718	17,519,945
Total net sales	$64,616,001	$73,568,738	$82,977,732